                            SCHEDULE 14A INFORMATION

                      PROXY STATEMENT PURSUANT TO SECTION
                  14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                               Schwab Investments
                             101 Montgomery Street
                            San Francisco, CA  94104
                 -----------------------------------------------
                (Name of Registrant as Specified in its Charter)


                            Matthew M. O'Toole, Esq.
                               Schwab Investments
                             101 Montgomery Street
                            San Francisco, CA  94104
                 -----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X ]     No fee required.

[    ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
             1) Title of each class of securities to which transaction applies: N/A

             2) Aggregate number of securities to which transaction applies: N/A

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:* N/A

             4)           Proposed maximum aggregate value of transaction:  N/A

             5)           Total fee paid:  N/A

[    ]   Fee paid previously with preliminary materials.

[    ]   Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 1)       Amount previously paid:

                 2)       Form, Schedule or Registration Statement No.:

                 3)       Filing Party:

                 4)       Date Filed:


Notes:

IMPORTANT INFORMATION REGARDING YOUR INVESTMENT IN THE SCHWABFUNDS(R)


Dear Shareholder,

I am writing to inform you of the upcoming special meeting of shareholders of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund, and to request that you take a few minutes to read the enclosed material and mail back the proxy voting card.

You are being asked to vote on important proposals affecting your Fund. The Board of Trustees, including myself, unanimously believes that these changes are in your Fund's and your best interest. The changes proposed will give your Fund the additional flexibility needed to take advantage of opportunities in today's market environment. Also, the Board and I believe your approval of these proposals is important to enable your Fund to remain competitive.

The Board of Trustees has approved these proposals and unanimously recommends a vote "For" each proposal. If you have any questions regarding the enclosed proxy or need any assistance in voting your shares, please contact our proxy solicitor, D.F. King & Co., Inc. at 1-800-290-6433.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and complete and mail your voting card as soon as you can. A postage paid envelope is enclosed. If Fund shareholders don't return their proxies, your Fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time and consideration that you can give to this important matter. At Schwab, we realize that we earn your trust day-by-day. We value your confidence in our efforts and will continue to work hard to offer you investment opportunities to help you achieve your financial goals.


                                                      Sincerely,


                                                      Charles R. Schwab
                                                      Chairman
                                                      Schwab Investments

BOND FUND PROXY
DRAFT Q&A
June 26, 1997



1.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

     -   To elect seven Trustees.

     - To consider amending each Fund's fundamental investment objective resulting in changing the Funds from Government bond funds to bond index funds that would include Government and other fixed income securities.

     - To consider eliminating, reclassifying or amending each Fund's fundamental investment restrictions.

     - To transact such other business as may properly come before the Meeting.

2. WHY IS THE BOARD OF TRUSTEES PROPOSING THAT THE FUNDS BE CHANGED TO INDEX FUNDS?

    Schwab has long been an advocate of indexing as an investment strategy. The Board of Trustees believes the proposed bond index funds will offer customers many benefits through the use of an indexing strategy. These benefits include: broad bond portfolio diversification, a consistent investment style, and potentially lower trading costs as a result of lower portfolio turnover and fewer transactions, over the long term. And, all other things being equal, lower costs can translate into higher returns.

    The objectives of index funds, unlike actively managed funds, are to closely track the total return of a particular market, or market sector. Because both proposed Funds plan to invest in a larger number and broader range of bonds, the Funds should provide investors a more well rounded bond fund investment for their asset allocation plan. The proposed bond index funds could represent excellent choices for the core component of an investor's bond fund holdings and could fulfill the bond portion of an asset allocation plan, whether that plan calls for a longer-term or short-term bond fund.

    In addition, the Board of Trustees believe that the proposed bond index funds should have a broader appeal to a larger number of investors. This would permit the Funds to be marketed more effectively, creating economies of scale if assets grow. These economies could be achieved by spreading the Funds' fixed costs over a larger asset base, which would potentially lower the Funds' operating expenses.

3. IF PROPOSAL 2 IS APPROVED, THE FUNDS WILL BECOME INDEX FUNDS. CAN YOU DESCRIBE THE INDICES THE FUNDS WILL SEEK TO TRACK?

Schwab Short/Intermediate Government Bond Fund

    If Proposal 2 is approved, the Short-Term Bond Market Index Fund (currently the Schwab Short/Intermediate Government Bond Fund) would seek to track the Lehman Brothers Short (1-5) Government/Corporate Index. This index is market-weighted and designed to track the performance of broad segments of the bond market.

    As the chart below illustrates, the Lehman Brothers Short (1-5) Government/Corporate Index encompasses U.S. Treasury and agency securities, and investment grade corporate and international (dollar-denominated) bonds, with maturities between 1 and 5 years, which currently represents approximately ____ securities.

    The following two charts show how the composition of these indices compare with the composition of the Funds as of December 31, 1996. (Data will be updated as of 6/30/97.)

                                                          Current           Lehman Brothers Short
                                                          Schwab                    (1-5)
                                                    Short/Intermediate       Government/Corporate
                                                   Government Bond Fund             Index
                                                   --------------------     ---------------------
     U.S. Treasury and agency securities                   87.3%                    86.0%
     Corporate bonds                                       0.0%                     12.0%
     International (dollar-denominated) bonds              0.0%                      2.0%
     Mortgage-backed securities                            12.7%                     0.0%
     Asset-backed securities                               0.0%                      0.0%

     Dollar-weighted average maturity                    2.9 years                2.7 years

Schwab Long-Term Government Bond Fund

    If Proposal 2 is approved, the Total Bond Market Index Fund (currently the Schwab Long-Term Government Bond Fund) would seek to track the Lehman Brothers Aggregate Bond Index. This index is also market-weighted and designed to track the performance of broad segments of the bond market.

    As the chart below illustrates, the Lehman Brothers Aggregate Bond Index encompasses all U.S. Treasury and agency securities, investment grade corporate and international (dollar-denominated) bonds, as well as mortgage-backed securities with maturities greater than one year, which currently represents approximately ____ securities.

                                                         Current
                                                     Schwab Long-Term          Lehman Brothers
                                                   Government Bond Fund      Aggregate Bond Index
                                                   --------------------      --------------------
     U.S. Treasury and agency securities                  100.0%                    51.6%
     Corporate bonds                                       0.0%                     14.1%
     International (dollar-denominated) bonds              0.0%                      3.7%
     Mortgage-backed securities                            0.0%                     29.6%
     Asset-backed securities                               0.0%                      1.0%

     Dollar-weighted average maturity                   11.1 years                8.8 years


4. IF PROPOSAL 2 IS APPROVED, THE FUNDS WILL NO LONGER INVEST PRIMARILY IN GOVERNMENT AND AGENCY SECURITIES. WILL THIS MAKE INVESTING IN THE FUNDS MORE RISKY?

    As shown in the charts [above], as of [June 30, 1997] both of the proposed index funds would maintain significant positions in U.S. Treasury and agency securities -- 86.0% for the Short-Term Bond Bond Index Fund and 51.6% for the Total Bond Market Index Fund.

    The non-U.S. Treasury/agency securities represented in both indices are all investment grade and quite diversified. As a result, both index Funds are expected to maintain relatively low levels of credit risk. However, given that U.S. Treasury and agency securities have the lowest credit risk, compared to other types of securities, the portfolio management team anticipates that the proposed Funds would have a slightly higher level of credit risk.

    The table below summarizes the various types of risk to which bond funds are exposed. As the table shows, the risk profiles of the proposed Funds are very similar to the risk profiles of the existing Funds. Since the average maturity of the Total Bond Market Index Fund is expected to be approximately 2.3 years shorter than the Schwab Long-Term Government Bond Fund, the Total Bond Market Index Fund would be subject to SLIGHTLY LESS interest rate risk (NAV or price volatility) and SLIGHTLY MORE income risk (income variability over time).

                                 Schwab                Lehman Brothers Short            Schwab Long-Term     Lehman Brothers
                           Short/Intermediate                  (1-5)                     Government Bond      Aggregate Bond
                               Government               Government/Corporate                Fund                   Index
                               Bond Fund                       Index
                           ------------------          ---------------------            ----------------     ---------------
     Interest Rate Risk           Low                          Low                            High                Medium
     Income Risk                  High                         High                           Low                 Medium
     Credit Risk                  Low                          Low                            Low                   Low
     Prepayment/Call Risk         Low                          Low                           Medium               Medium

5. IF THE PROXY PROPOSALS ARE APPROVED, WHAT IS THE EXPECTED IMPACT ON FUND YIELDS?

Schwab Short/Intermediate Government Bond Fund

    The portfolio composition and average maturity of the Short-Term Bond Market Index Fund is expected to be similar to the Schwab
    Short/Intermediate Government Bond Fund. As a result, the Portfolio Management Team anticipates relatively little difference in yield.

Schwab Long-Term Government Bond Fund

    The Total Bond Market Index Fund will have additional exposure to corporate and mortgage-backed securities, which could tend to increase yields. However, the shorter average portfolio maturity could tend to lower yields. While the difference resulting from these two factors may offset each other, the actual difference in yield at any point in time will be a function of various market conditions.


6.  HAS EACH FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?

    Yes. The Board of Trustees unanimously has approved the proposals and recommends that the shareholders vote "For" all of the proposals.


7.  HOW DO I VOTE MY SHARES?

    You can vote your shares by completing, signing, dating and mailing the enclosed proxy card in the postage paid envelope. If you have any questions regarding the enclosed proxy or need any assistance in voting your shares, please call our proxy solicitor, D.F. King & Co. at 1-800-290-6433.

                               SCHWAB INVESTMENTS
                             101 MONTGOMERY STREET
                       SAN FRANCISCO, CALIFORNIA  94104
                 -----------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             OF SCHWAB INVESTMENTS
                        TO BE HELD ON SEPTEMBER 22, 1997
                 -----------------------------------------------

To Shareholders of Schwab Investments:

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of Schwab Investments, will be held at 101 Market Street, San Francisco, California 94105 on September 22, 1997 at 10:00 a.m., Pacific time, for the following purposes:

         1. To elect seven Trustees to hold office until their successors are duly elected and qualified;

         2. To consider amending each Fund's fundamental investment objective;

         3. To consider eliminating, reclassifying or amending each Fund's fundamental investment restrictions; and

         4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         These Proposals are discussed in greater detail in the accompanying Proxy Statement.

         The close of business on June 25, 1997 was fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

                                            By Order of the Trustees,


                                            Frances Cole
                                            Secretary


July 28, 1997

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. IF YOU DESIRE TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY PRIOR TO THE MEETING.

                               SCHWAB INVESTMENTS
                             101 MONTGOMERY STREET
                        SAN FRANCISCO, CALIFORNIA  94104

                                PROXY STATEMENT
                                      FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                               SCHWAB INVESTMENTS

                        TO BE HELD ON SEPTEMBER 22, 1997


         This Proxy Statement is being furnished to the shareholders of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund (each a "Fund"), each a series of Schwab Investments, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Board of Trustees for use at a Special Meeting of Shareholders of the Funds (the "Meeting") to be held at 101 Market Street, San Francisco, California 94105, on September 22, 1997, at 10:00 a.m., Pacific time, and at any adjournment(s) of the Meeting. This Proxy Statement is first being mailed to shareholders on or about July 28, 1997.

         The Board of Trustees has fixed the close of business on June 25, 1997, as the record date (the "Record Date") for determining Fund shareholders entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof. Only holders of record of shares of a Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

         The holder of each full share of a Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meeting or any adjournment(s) thereof, with a proportionate vote for each fractional share. Shareholders are requested to complete, date, sign, and promptly return the accompanying proxy card in the enclosed envelope. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy, unless such proxy previously has been revoked. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the Proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) thereof. The Board of Trustees does not know of any matter to be considered at the Meeting other than the matters referred to in the Notice of Special Meeting accompanying this Proxy Statement.

         Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting, prior to the date of the Meeting, a written notice of revocation or a subsequently dated proxy to the following: Schwab Investments, 101 Montgomery Street, San Francisco, California 94104,
Attention:  Secretary.

         In the event a quorum is not present at the Meeting or sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournment(s) of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment(s) of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present to determine the presence of a quorum and will have the effect of a vote against the Proposals set forth in this Proxy Statement. As of June 25, 1997, the number of outstanding shares of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund was [___] and [__], respectively.

         In addition to the solicitation of proxies by mail, officers of the Trust, officers and regular employees of Charles Schwab Investment Management, Inc. (the "Investment Manager"), the Funds' investment adviser and administrator, and Charles Schwab & Co., Inc. ("Schwab"), the Funds' distributor, transfer agent and shareholder servicing agent, may also solicit proxies electronically, by telephone, by telegraph or in person. The address of the Investment Manager and Schwab is 101 Montgomery Street, San Francisco, California 94104. The Trust has retained a proxy solicitation firm in connection with proxy solicitation for the Meeting. The cost of retaining such a firm will depend upon the amount and types of services rendered. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures, including any cost of retaining a proxy solicitation firm, will be borne pro rata by the Funds. The Funds will reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Funds.

         As explained more fully below, currently the Investment Manager and Schwab have voluntarily guaranteed that the total operating expenses of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund will not exceed 0.49% and 0.30%, respectively, of that Fund's average daily net assets. The current voluntary guarantees may be discontinued at any time. If shareholders of each Fund were to approve Proposal 2, the Investment Manager and Schwab have voluntarily guaranteed that, through at least September 30, 1998, the total operating expenses of the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund will not exceed 0.38% and 0.30%, respectively, of that Fund's average daily net assets. The expenses related to this proxy solicitation will be excluded from the calculations of each Fund's total operating expenses for purposes of the Investment Manager's and Schwab's guarantee.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

         It is proposed that seven Trustees be elected, each Trustee to hold office until a successor is elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election of the persons listed below unless shareholders specifically indicate in their proxies their desire to withhold authority to vote for elections to office. The Board of Trustees does not contemplate that any nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

         Each person listed below has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected.


  NAME/BIRTHDAY                  TRUSTEE SINCE            PRINCIPAL OCCUPATION
 --------------                  -------------            --------------------
 CHARLES R. SCHWAB*                       1991            Chairman, Chief Executive Officer and Director, The
 July 29, 1937                                            Charles Schwab Corporation; Chairman and Director
                                                          of Schwab and the Investment Manager; Chairman and
                                                          Director, The Charles Schwab Trust Company;
                                                          Chairman and Director, Mayer & Schweitzer, Inc. (a
                                                          securities brokerage subsidiary of The Charles
                                                          Schwab Corporation); Director, The Gap, Inc. (a
                                                          clothing retailer), Transamerica Corporation (a
                                                          financial services organization), AirTouch
                                                          Communications (a telecommunications company) and
                                                          Siebel Systems (a software company).

 DONALD F. DORWARD                        1991            Executive Vice President, Managing Director, Grey
 September 23, 1931                                       Advertising, Inc.  Prior to November, 1996, Mr.
                                                          Dorward was President and Chief Executive Officer,
                                                          Dorward & Associates (advertising and
                                                          marketing/consulting).





-----------------------------------
** An  interested person  of the Trust as defined in the 1940 Act.





 ROBERT G. HOLMES                         1991            Chairman, Chief Executive Officer and Director,
 May 15, 1931                                             Semloh Financial, Inc. Semloh Financial, Inc. is
                                                          an international financial services and investment
                                                          advisory firm.

 WILLIAM J. KLIPP*                        1995            Executive Vice President of Schwab; President and
 December 9, 1955                                         Chief Operating Officer of the Investment Manager
                                                          and Senior Vice President and Chief Operating
                                                          Officer of the Trust. Prior to 1993, Mr. Klipp was
                                                          Treasurer of Schwab and Mayer & Schweitzer, Inc.

 TIMOTHY F. McCARTHY*                     1995            Executive Vice President - Mutual Funds of Schwab
 September 19, 1951                                       and The Charles Schwab Corporation; Chief Executive
                                                          Officer of the Investment Manager and President of
                                                          the Trust.  From 1994 to 1995, Mr. McCarthy was
                                                          Chief Executive Officer, Jardine Fleming Unit
                                                          Trusts Ltd.; Executive Director, Jardine Fleming
                                                          Holdings Ltd.; Chairman, Jardine Fleming Taiwan
                                                          Securities Ltd.; and Director of JF India
                                                          and Fleming Flagship, Europe. Prior to 1994, he
                                                          was President of Fidelity Investments Advisor
                                                          Group, a division of Fidelity Investments in
                                                          Boston.


 DONALD R. STEPHENS                       1991            Managing Partner, D.R. Stephens & Co. (investment
 June 28, 1938                                            banking).  Prior to 1995, Mr. Stephens was
                                                          Chairman and Chief Executive Officer of North
                                                          American Trust (a real estate investment trust).
                                                          Prior to 1992, Mr. Stephens was Chairman and Chief
                                                          Executive Officer of the Bank of San Francisco.


 MICHAEL W. WILSEY                        1991            Chairman, Chief Executive Officer and Director,
 August 18, 1943                                          Wilsey Bennett, Inc. (truck and air transportation,
                                                          real estate investment and management, and
                                                          investments).


        Each of the above-referenced individuals is also a Trustee for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios, each of which is an investment company affiliated with the Trust and managed by the Investment Manager (collectively, the "Affiliated Trusts"). The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

        In addition to Messrs. McCarthy and Klipp, the executive officers of the Funds are:

        Stephen B. Ward, born April 5, 1955, is Senior Vice President & Chief Investment Officer of the Funds. Mr. Ward is Senior Vice President and Chief Investment Officer of the Investment Manager and is Senior Vice President of The Charles Schwab Corporation and has been an employee of the Investment Manager and The Charles Schwab Corporation since October and April 1993, respectively. Prior to April 1993, Mr. Ward was a Vice President and Portfolio Manager for Schwab.

        Tai-Chin Tung, born March 7, 1951, is Treasurer and Principal Financial Officer of the Funds. She is Controller of the Investment Manager and Vice President - Finance of Schwab. From 1994 to 1996, Ms. Tung was Controller for Robertson Stephens Investment Management, Inc. From 1993 to 1994, she was Vice President of Fund Accounting, Capital Research and Management Co. Prior to 1993, Ms. Tung was Senior Vice President of the Sierra Funds and Chief Operating Officer of Great Western Financial Securities.

        Frances Cole, born September 9, 1955, is Secretary of the Funds. Ms. Cole is Vice President, Chief Counsel, Chief Compliance Officer and Assistant Corporate Secretary of the Investment Manager and has been an employee of the Investment Manager since 1991.

        Each of the above-referenced officers and Messrs. McCarthy and Klipp are also officers of each Affiliated Trust. All Trustees, nominees and executive officers as a group beneficially owned less than 1% of each Fund's outstanding shares on June 25, 1997.

        The Trust has an Audit/Portfolio Compliance Committee comprised of all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), which quarterly (and, as necessary, more frequently) reviews financial statements and other audit-related matters for each series of the Trust. The Trust has no standing nominating or compensation committee or any committee performing similar functions.

        Remuneration of Trustees, Officers and Others

        Trustees and officers of the Funds who are also directors, officers or employees of the Investment Manager or any of its affiliates receive no remuneration from the Funds. Each other Trustee receives a quarterly retainer fee of $2,900 and an additional $800 for each regular Board of Trustees and Audit Committee meeting attended and is reimbursed for reasonable out-of-pocket expenses. Five Board meetings were held during the last fiscal year. The Trustees as a group received fees and expenses from the Trust totaling $64,600. Each Trustee, except Mr. Schwab, attended at least 75% of the meetings of the Board. Each Fund has no bonus, pension, profit-sharing or retirement plan, although each Fund has adopted a deferred compensation plan for its Trustees, as described below.

         The compensation each Trustee receives from the Trust, as shown in the table below, is for services rendered to all seven series of the Trust, including the two Funds. In addition, the compensation that the Trustees receive from the complex (also shown on the table below) is for their services to the SchwabFunds Family, a family of 30 mutual funds with assets of approximately $49 billion as of June __, 1997.


                               COMPENSATION TABLE1

                                                               Pension or
                                                               Retirements Benefits
                                                               accrued as Part of      Estimated Annual           Total
                                       Aggregate               Fund Expenses from      Benefits Upon Retirement   Compensation
Name of Person,                        Compensation from the   the Fund                from the Fund              from the Fund
Position                               Trust                   Complex(2)              Complex(2)                 Complex(2)
--------------                         ---------------------   ------------------      ------------------------   -------------
 Charles R. Schwab,                         0                       N/A                       N/A                      0
   Chairman and Trustee

 Timothy F. McCarthy,                       0                       N/A                       N/A                      0
   President and Trustee


 William J. Klipp,                          0                       N/A                       N/A                      0
   Executive Vice President,
   Chief Operating
   Officer and Trustee

 Donald F. Dorward,                       16,150                    N/A                       N/A                    81,100
   Trustee
 Robert G. Holmes,                        16,150                    N/A                       N/A                    81,100
   Trustee

 Donald R. Stephens,                      16,150                    N/A                       N/A                    81,100
   Trustee
 Michael W. Wilsey,                       16,150                    N/A                       N/A                    81,100
   Trustee

        (1)       Figures are for the Trust's fiscal year ended August 31, 1996.

        (2) "Fund Complex" comprises all 30 funds of the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios.


         Pursuant to exemptive relief the Trust received from the Securities and Exchange Commission ("SEC"), the Trust may enter into a deferred compensation plan (the "Plan") with the Independent Trustees. As of the date of this Proxy Statement, none of the Independent Trustees has elected to participate in the Plan. If an Independent Trustee does elect to participate in the Plan, the Plan would operate as described herein. Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amount credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). "SchwabFunds" include the series or classes of shares of beneficial interest of the Trust, The Charles Schwab Family of Funds, and Schwab Capital Trust. Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees.

         Information Pertaining to Certain Interests in Matters of the Funds

         The Investment Manager (who also serves as the Funds' administrator), located at 101 Montgomery Street, San Francisco, California 94104, serves as investment adviser to the Funds pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Board of Trustees, including a majority of the Trustees who are not "interested persons," last voted to approve the Advisory Agreement on May 20, 1997.

         The Investment Manager was formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation, and has served as the investment adviser to each series of the Trust, including the Funds, as well as each series of the Affiliated Trusts. The Chairman of the Board of Directors of the Investment Manager is Charles R. Schwab. As a result of his beneficial ownership interests and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

         The Advisory Agreement will continue in effect for successive one-year terms for the Fund to which it relates, subject to annual approval by: (1) the Board of Trustees or (2) a vote of the majority (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the outstanding voting securities of each Fund subject thereto. In either event, the continuance must also be approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Fund subject thereto, and will terminate automatically upon assignment.

         Pursuant to the Advisory Agreement, as may be amended from time to time, the Investment Manager is entitled to receive from the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund a graduated annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. For the fiscal year ended August 31, 1996, the investment advisory fees paid by the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund were $453,000 (fees were reduced by $149,000) and $0 (fees were reduced by $68,000), respectively.

         Currently, the Investment Manager has voluntarily guaranteed that the management fee paid by each Fund will not exceed 0.31% of the Schwab Short/Intermediate Government Bond Fund's average daily net assets and 0.12% of the Schwab Long-Term Government Bond Fund's average daily net assets. The Investment Manager and Schwab have voluntarily guaranteed that the total operating expenses will not exceed 0.49% of the Schwab Short/Intermediate Government Bond Fund's average daily net assets and 0.30% of the Schwab Long-Term Government Bond Fund's average daily net assets. Each of these guarantees is voluntary and may be discontinued at any time.

         The Trust pays the expenses of its operations, including: the fees and expenses of independent accountants, counsel and the custodian of its assets; the cost of maintaining books and records of account; taxes; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. The Trust generally allocates expenses among individual series of the Trust, including the Funds, on the basis of relative net assets at the time the expense is incurred, except that expenses directly attributable to a particular series or class of a series are charged to that series or class, respectively.

         Required Vote and Board of Trustees' Recommendation

         Approval of this Proposal requires the affirmative vote of the holders of a majority of a Fund's outstanding voting securities which, as used in this Proxy Statement, means the vote of the lesser of (a) more than 50% of the outstanding shares of a Fund, or (b) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINATED TRUSTEE.

                                   PROPOSAL 2

             AMENDING EACH FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE

         The Board of Trustees has proposed amending each Fund's fundamental investment objective to allow each Fund to use an indexing strategy. If the change in the investment objective is approved, the Board of Trustees has approved a change in the name of the Schwab Short/Intermediate Government Bond Fund to "Short-Term Bond Market Index Fund" and of the Schwab Long-Term Government Bond Fund to "Total Bond Market Index Fund."

         Each Fund's current fundamental investment objective is to attempt to provide a high level of current income consistent with preservation of capital by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements covering these securities. For a number of reasons, the Board of Trustees and the Investment Manager believe that it would be advantageous to shareholders to change this investment objective. Two primary factors considered by the Board of Trustees and the Investment Manager were the current low assets of each Fund, possibly indicating a lack of shareholder interest in either the type of fund or the Funds' performance, and the expected lower expense ratios normally associated with an indexing strategy.

         Each Fund's proposed investment objective is to attempt to provide a high level of current income consistent with preservation of capital by seeking to track the investment results of a particular investment grade bond index through the use of index sampling techniques. The Short-Term Bond Market Index Fund ("Short Bond Fund") would seek to track the performance of a market-weighted bond index with a prescribed short maturity, while the Total Bond Market Index Fund ("Total Bond Fund") would seek to track the performance of a broad market-weighted bond index (the "Indexes"). Under normal market conditions, each Fund will invest at least 80% of its assets in securities in its respective Index ("Index Securities").

         As stated above, if shareholders approve Proposal 2, the Investment Manager and Schwab have voluntarily guaranteed that, through at least September 30, 1998, the total operating expenses of the Short Bond Fund and the Total Bond Fund will not exceed 0.38% and 0.30%, respectively, of that Fund's average daily net assets. The Board of Trustees' approval of the change in investment objective and the Investment Manager's and Schwab's total operating expense ratio limits were based upon certain factors. In particular, the proposed investment objective may permit the Funds to be more effectively marketed, which could result in certain economies of scale if assets grow. With the proposed investment objective, the Funds may be more attractive to a greater number of investors as indexing strategies grow in popularity. If the change were to facilitate greater sales, the Funds would be expected to grow in net assets, which would likely result in an increase in the Investment Manager's and Schwab's overall compensation. Economies of scale could then be achieved by spreading the Funds' fixed costs over a larger asset base, which could be expected to potentially lower the Funds' operating expenses. Of course, none of these developments will necessarily result from adoption of the proposed investment objective.

The Indexes

         If its proposed investment objective is approved, the Short Bond Fund would invest in a portfolio of fixed-income securities that seeks to track the Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index (the "Short-Term Index"). The Short-Term Index currently is a market-weighted index which encompasses the following classes of investment grade fixed-income securities: U.S. Treasury and agency securities, corporate bonds, and international (dollar-denominated) bonds, all with maturities between one and five years.

         If its proposed investment objective is approved, the Total Bond Fund would invest in a portfolio of fixed-income securities that seeks to track the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"). The Aggregate Bond Index currently is a broad market-weighted index which encompasses the following classes of investment grade fixed-income securities:
U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, mortgage-backed securities and asset-backed securities, all with maturities greater than one year.

         Of course the composition and average maturity of the Indexes, and of the Funds tracking them, will change as market conditions change. In addition, while neither Fund has any intention to change the Index it seeks to track, each Fund reserves the right to do so if the Board of Trustees believes a change is necessary, but would inform shareholders prior to making any change.

         The following table illustrates the portfolio composition and average maturity of the Indexes and the Funds as of [June 30, 1997]:

   TABLE I [Current data as of 12/31/96; DATA WILL BE UPDATED as of 6/30/97]

                         Short-Term Index               Schwab              Aggregate Bond       Schwab Long-Term
                                                  Short/Intermediate             Index            Government Bond
                                                Government Bond Fund                                   Fund
U.S. Treasury and             86.0%                     87.3%                    51.6%               100.0%
agency securities
Corporate Bonds               12.0%                      0.0%                    14.1%                 0.0%
International                  2.0%                      0.0%                     3.7%                 0.0%
Bonds
Mortgage-backed                0.0%                     12.7%                    29.6%                 0.0%
securities
Asset-backed                   0.0%                      0.0%                     1.0%                 0.0%
securities
Dollar-weighted             2.7 years                 2.9 years                8.8 years            11.1 years
average maturity

         As shown in Table I, based on data as of [June 30, 1997,] the portfolio composition of the Short Bond Fund would change slightly, while the composition of the Total Bond Fund would change significantly. Additionally, the Short Bond Fund's maturity would be only slightly shorter, while Total Bond Fund would have a significantly shorter maturity, based on this data. Of course, the composition and average maturity of the Indexes, and of the Funds tracking them, will change as market conditions change. In addition, while neither Fund has any current intention to change the Index it seeks to track, each Fund reserves the right to do so if the Investment Manager believes a change is necessary, but would inform shareholders prior to making any such change.

The Securities To Be Purchased to Track the Indexes

         As Table I shows, based upon the composition of the Indexes as of [June 30, 1997,] each Fund would invest in different securities if the proposed investment objective is approved. The Short Bond Fund would continue to purchase primarily U.S. Treasury and agency securities, but would lessen its holdings of mortgage-backed securities and increase its holdings of corporate bonds and international (dollar-denominated) bonds. The Total Bond Fund would likely continue to invest significantly in U.S. Treasury and agency securities, however, it would also begin to purchase corporate bonds, international (dollar-denominated) bonds and asset-backed securities, as well as significant amounts of mortgage-backed securities.

         The securities included in the Indexes are required by Lehman Bothers to meet certain general standards and principles, such as: an outstanding market value of at least $100 million; a fixed coupon rate; and investment grade quality, i.e., rated a minimum of Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P"). Private placement securities (including securities issued pursuant to Rule 144A under the Securities Act of 1933) are excluded from the Indexes.

         In addition to purchasing Index Securities, as a cost effective means of attempting to track the performance of its Index, each Fund expects to invest in certain securities that are known as "derivatives." Derivatives are instruments whose values are linked to or derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options. In addition to the use of futures and options, each Fund also expects to utilize "swap" transactions to track the performance of its Index. Each Fund also may invest in other conventional derivatives designed to replicate the risk/return characteristics of a conventional fixed-income note or bond. Such derivatives would be managed, in both structure and concentration, to adhere to the Funds' investment policy restrictions regarding interest rate and credit risk.

Risk Profiles Of Securities To Be Purchased

                                    TABLE II

                                                       Schwab
                             Short-Term          Short/Intermediate          Aggregate            Schwab Long-Term
                                Index           Government Bond Fund        Bond Index         Government Bond Fund
                             ----------         --------------------        ----------         --------------------
 Interest Rate                   Low                    Low                    Medium                   High
 Risk
 Income Risk                    High                    High                   Medium                   Low
 Credit Risk                     Low                    Low                     Low                     Low
 Prepayment/                     Low                    Low                    Medium                  Medium
 Call Risk

         As Table II illustrates, shareholders of bond funds are generally exposed to four types of risk from fixed-income securities: (i) INTEREST RATE RISK is the potential for fluctuations in bond prices due to changing interest rates; (ii) INCOME RISK is the potential for a decline in income due to falling market interest rates; (iii) CREDIT RISK is the possibility that a bond issuer will fail to make timely payments of either interest or principal; and (iv) PREPAYMENT RISK (for mortgage-backed securities) or CALL RISK (for corporate bonds) is the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid (or "called") prior to maturity, requiring reinvestment of the proceeds at generally lower interest rates. As explained in greater detail below, if the proposed investment objective is approved, the Short Bond Fund is expected to have relatively lower prepayment risk (as mortgage-backed securities are currently not included in its Index) and a corresponding increase in call risk (due to proposed investment in corporate bonds). The Total Bond Fund is expected to have greater income and relatively higher prepayment/call risk because it will begin to invest in mortgage-backed securities and corporate bonds, albeit with a lower interest rate risk due to the expected shorter maturity. If the proposed investment objective is approved, the Funds will revise their prospectus to disclose the indexing strategy and the risks of the securities to be purchased before using the proposed strategy.

         The risks associated with U.S. Treasury and agency securities, generally considered the least risky form of fixed-income security in terms of credit risk, are detailed in the Funds' current prospectus. The Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund currently invest eighty-six percent and one hundred percent, respectively, of net assets in these types of securities. If Proposal 2 is approved, the Funds also would invest in corporate bonds, which are debt instruments issued by corporations. Although a higher return is expected from corporate bonds, these securities will generally not be of the same credit quality and risk as U.S. Treasury and agency securities because they are not issued or guaranteed as to principal and interest by the federal government or its agencies or instrumentalities.

         International fixed-income securities may also involve additional risks, including risks relating to political or economic conditions in a foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. Further, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make international fixed-income securities more volatile, although the Funds would not be exposed to currency risks because the international fixed-income securities would be dollar-denominated.

         Mortgage-backed securities and asset-backed securities also may involve additional risks. Interest payments on these securities are dependent upon the underlying mortgage pool or asset pool, respectively. The primary risk of these securities is "prepayment risk," namely that during periods of changing interest rates, the payment streams in the underlying pools will be paid faster (e.g., prepayment of mortgage principal) than anticipated. If the proposed investment objective is approved, these securities would be described more fully in the Funds' revised prospectus.

         Although each Fund may currently invest in futures and options, the Investment Manager anticipates that it would use futures and options more often to seek to achieve each Fund's proposed investment objective. As explained more fully in the Funds' current prospectus, the risk of loss with futures can be substantial, although the Investment Manager will attempt to mitigate these risks through the use of a variety of investment techniques described in the current prospectus. The primary risks associated with their use are an imperfect correlation between the change in market value of the bonds held by a Fund and the prices of the futures and options, and the possible lack of a liquid secondary market that may give rise to an inability to close a position prior to maturity. Additionally, each Fund may enter into swap transactions as a cost-effective means to track the return and maturity of its Index. Interest rate swaps involve the exchange by a Fund with another party of the Fund's commitment to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. In a swap transaction, a Fund is exposed to the risk that the counterparty will not fulfill its obligations.

         If as a result of a change in a Fund's investment objective is approved for a Fund, any change to the Fund's average maturity changes would affect the Fund's risk profile is likely to change as well. As shown in Table I, based on data as of [June 30, 1997], the average weighted maturity of the Total Bond Fund initially is expected to be shorter (8.8 years versus 11.1 years). The expected maturity of the Short Bond Fund, however, is expected to shorten only slightly (2.7 years versus 2.9 years). Generally, as a Fund's maturity shortens one would expect price volatility as well as return to decrease. In previous periods, the Indexes have had considerable fluctuations in average maturity.

The Investment Process of Indexing

         If the proposed investment objective is approved, the Funds would not be managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Investment Manager would utilize a "passive" or "indexing" investment approach, to attempt to track the investment performance of each Fund's Index through statistical sampling procedures. The Funds will be unable to hold all of the individual issues which comprise the Indexes because of the large number of securities in the Indexes. Each Fund will hold a portfolio of fixed-income securities that is managed to closely approximate its Index's "characteristics" of coupon rate, duration, sector, quality and optionality (or convexity). Before purchasing or selling a security, the Investment Manager will analyze each security's characteristics and determine whether purchasing or selling the security will help the Fund's portfolio approximate the characteristics of the Index. As a result, when the Fund's portfolio as a whole is considered, the Fund's performance and risk is expected to be similar to its Index's performance and risk.

         For example, with respect to the "sector characteristic," if U.S. Treasury and agency securities represent approximately 60% of an Index's interest rate risk, then approximately 60% of the respective Fund will come from such securities. Similarly, if corporate bonds represent 20% of the interest rate risk of an Index, then they will represent approximately 20% of the interest rate risk of the Fund. This sampling technique is expected to enable each Fund to track the dividend income and price movements of its respective Index, while minimizing brokerage, custodial and accounting costs.

         To the extent consistent with each Fund's investment objective and policies, the Investment Manager also will employ specific investment policies designed to minimize capital gain distributions. By deferring the tax on capital gains, where possible, until shares are sold by an investor, unrealized gains can accumulate in the Fund, helping to build the value of a shareholder's investment.

         Finally, each Fund, from time to time, may follow a policy of substituting one type of investment grade bond for another (a "corporate substitution policy"). For instance, a Fund may hold more short-term corporate bonds (and fewer short-term U.S. Treasury Bonds) than represented in the Index so as to increase income. This corporate substitution strategy would entail the assumption of additional credit risk. However, substantial diversification within the corporate sector may mitigate any issue-specific credit risk. In addition, each Fund intends to adopt a non-fundamental investment policy restricting corporate substitutions to issues with less than 4 years remaining to maturity, and in the aggregate to not more than 15% of net assets. Overall, credit risk is expected to be relatively low for each Fund.

         The Investment Manager has extensive experience employing indexing strategies. The Investment Manager currently manages four equity index strategy funds and the equity and bond portions of asset allocation funds using an indexing strategy. The Board of Trustees expects that the Investment Manager's experience with managing other funds using an indexing strategy will be advantageous for the Funds and their shareholders if Proposal 2 were approved.

         REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         The Board of Trustees has considered various factors and believes that this Proposal will increase investment opportunities for, and is in the best interests of, each Fund and its shareholders. If the Proposal is not approved, each Fund's current fundamental investment objective will remain in effect and another shareholder vote would be required before the Fund could engage in any activities deemed to be prohibited under the current investment objective.

 THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS THAT
           SHAREHOLDERS VOTE "FOR" AMENDING THEIR FUND'S FUNDAMENTAL
                    INVESTMENT OBJECTIVE AS DESCRIBED ABOVE.

                                   PROPOSAL 3

               ELIMINATING, RECLASSIFYING OR AMENDING EACH FUND'S
                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

         In addition to the fundamental investment objective described above in Proposal 2, each Fund has fundamental investment policies and investment restrictions. The 1940 Act requires each Fund to have certain investment restrictions which can be changed only by a shareholder vote. A mutual fund may also self-designate other restrictions which may be changed only by a shareholder vote. These restrictions are referred to as "fundamental" restrictions. With the passage of time, the Investment Manager has noted and reported to the Board of Trustees that certain restrictions self-designated by each Fund as fundamental reflect certain regulatory, business or industry conditions which are no longer up to date (each a "current self-designated restriction").

         Accordingly, the Board of Trustees authorized a comprehensive review and revision of the Funds' current self-designated restrictions to: (1) simplify and modernize those restrictions which are required to be fundamental;
(2) eliminate any fundamental restrictions which are no longer required to be fundamental under state securities laws or the positions of the staff of the SEC in interpreting the 1940 Act; and (3) allow the Investment Manager more flexibility in selecting appropriate investments for each Fund in a changing regulatory and investment environment. A Fund's other investment restrictions, which also govern a Fund's investment activities, are "nonfundamental restrictions." Nonfundamental restrictions may be changed only by a majority vote of the Board of Trustees.

         By reducing to a minimum and modernizing those restrictions which can be changed only by shareholder vote, each Fund may be able to avoid the costs and delays associated with a future shareholder meeting. The Board of Trustees believes that this change would enhance the Investment Manager's ability to manage the Funds' portfolios in a changing regulatory or investment environment. Accordingly, your Fund's investment management opportunities may be increased.

         For example, from 1969 until 1992, a mutual fund could invest no more than 10% of its net assets in "illiquid securities" under an SEC interpretation. In 1992, the SEC raised the percentage limit to 15% of a mutual fund's net assets. Unfortunately, many mutual funds, such as the Funds, had adopted a fundamental investment policy limiting their investment in "illiquid securities" to 10% and were thus faced with the difficult dilemma of either bearing the expense of a shareholders' meeting to change their fundamental investment policy or foregoing the investment opportunities afforded by the SEC's change in the percentage limitations. The proposed revision of the Funds' current self-designated restrictions is designed to avoid this type of dilemma.

         In addition, many of the proposed changes, as individually described below, reflect each Fund's desire to eliminate requirements imposed by certain administrators of state securities laws. In 1996, Federal legislation was enacted which preempts the state securities laws that substantively regulate investment companies.

         Each proposed change to each Fund's current self-designated restrictions recommended by the Board of Trustees is discussed in detail below. The proposed changes take three forms: (i) the adoption of a required fundamental restriction in a more flexible form and reclassification of the current self-designated restriction as nonfundamental; (ii) the reclassification of the current self-designated restriction as a nonfundamental restriction; and (iii) the elimination of certain current self-designated restrictions. The Board of Trustees has determined that it is not necessary to change all of each Fund's current self-designated restrictions. Therefore, certain self-designated restrictions will be retained in their current form as fundamental restrictions. A full list of the current self-designated restrictions is set forth in Exhibit A.

         In the first case, a new fundamental investment restriction is proposed by the Board of Trustees ("proposed restriction"). The proposed restriction, which will amend or replace the current self-designated restriction, is designed to meet all of the requirements of the 1940 Act and to provide the Investment Manager with the flexibility described above. To the extent that a restriction reclassified as nonfundamental is more restrictive than the proposed restriction, the more restrictive provision will govern the investment activities of each Fund. A nonfundamental restriction, including a more restrictive nonfundamental restriction, may be changed by the Board of Trustees at any time.

         With respect to the other two forms of the proposed changes, the current self-designated restrictions being reclassified or eliminated are not required by the 1940 Act to be fundamental. The Board of Trustees believes that reclassifying or eliminating the current self-designated restriction will achieve the flexibility described above and that shareholders will continue to be protected by the requirements of the 1940 Act. In the case of reclassified restrictions, the Board of Trustees and the Investment Manager presently believe that each Fund should continue to operate under the restriction. However, by reclassifying the restriction the flexibility goals described above are achieved. Significantly, the Board of Trustees, by a majority vote, has the ability to change or remove nonfundamental investment restrictions, including the reclassified restrictions, without obtaining shareholder approval. The Board of Trustees has no present intention of eliminating any of the current self-designated restrictions which have been reclassified as nonfundamental. If the Board of Trustees were to decide in the future to change or eliminate a reclassified nonfundamental restriction, such a change would be disclosed in the Fund's Prospectus or Statement of Additional Information.

         For each proposed change or element of this Proposal the relevant current self-designated restriction is described below. The effect of a "FOR" vote on each element of Proposal 3 is detailed, i.e., whether the current self-designated restriction will be: (i) reclassified as nonfundamental with an amended form adopted as fundamental; (ii) simply reclassified as nonfundamental; or (iii) eliminated entirely. If a proposed restriction will replace or amend the current self-designated restriction, then such proposed replacement or amendment is also described in detail. The current requirements, limitations and prohibitions of the 1940 Act upon the types of investments or portfolio management techniques subject to the Funds' investment restriction are described. Any anticipated effects on the operations of each Fund are also set forth below. The Board of Trustees believes that, by examining each of the current self-designated restrictions, the proposed restrictions, and any presently anticipated effects of the proposed changes, you will vote "FOR" each element of Proposal 3.

         The entire slate of proposed restrictions is provided in Exhibit B for your reference when deciding whether to vote on the proposed changes as a group or individually. Each proposed fundamental restriction also is specifically discussed below where appropriate. Each Fund's current self-designated restrictions, which are found in its Statement of Additional Information, are also set forth in Exhibit A hereto. Each Fund may adopt additional or supplemental fundamental investment restrictions if required by federal regulators or if determined by the Board of Trustees to be necessary or desirable. The proposed restrictions meet all of the requirements of the 1940 Act and no other fundamental investment restrictions beside those set forth in Exhibit B are presently required by the 1940 Act.

Voting Procedures and Board of Trustees' Recommendation

         Each element of Proposal 3, as discussed below and presented on the proxy card, may be voted on either (i) as a group or (ii) by each element (not both). If the entire slate of Proposal 3 is approved, each Fund will have no fundamental investment policies or investment restrictions except those set forth in Exhibit B (which includes those current self-designated restrictions that the Board of Trustees has decided to retain as fundamental). If each element of Proposal 3 is disapproved, each Fund's current restrictions, as set forth in Exhibit A, will remain in effect.

         If shareholders of a Fund approve some, but not all, of the proposed modifications, a Fund will have a combination of certain current self-designated restrictions and certain proposed restrictions. In that event, each Fund would have as its only fundamental restrictions the combination of (i) current self-designated restrictions not voted on, (ii) approved proposed restrictions, and (iii) current self-designated restrictions which were retained by shareholder vote.

         A vote on the entire group of proposed modifications will be counted as if it were a vote on each separate proposed modification. For example, a vote "FOR" the entire group of proposed modifications on the proxy card will be counted as a vote "FOR" each proposed modification. In the event that a proxy card is returned with a vote on the entire slate and a vote on a specific element of Proposal 3, the vote on the entire slate of proposed changes will be considered determinative of, and counted as, the shareholder's intended vote. If any part of Proposal 3 is adopted, then the affected Fund's Prospectus and Statement of Additional Information will be revised to reflect the changes in the Fund's fundamental investment policies and restrictions.

         The Board of Trustees believes that submitting each element of Proposal 3 to each Fund's shareholders at this time is in the shareholders' and each Fund's best interest because it takes advantage of the opportunity afforded by the need to submit Proposal 2 above to each Fund's shareholders. This will potentially spare each Fund the extra cost and time delay of having a subsequent shareholder meeting to consider changes to each Fund's current self-designated restrictions.

  THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS THAT
         SHAREHOLDERS VOTE "FOR" ELIMINATING, RECLASSIFYING OR AMENDING
EACH FUND'S FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS IN THEIR ENTIRETY.


         DISCUSSION OF EACH PROPOSED CHANGE IN FUNDAMENTAL RESTRICTION

1.       PROPOSED CHANGES TO RESTRICTIONS REGARDING BORROWING AND LENDING

Current Restrictions:

         Each Fund may not:

                 (8)      Lend money to any person, except that each Fund may
                          (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

                 (9) Borrow money, except from banks for temporary purposes to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

                 (10) Pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, each Fund may do so with respect to no more than one-third of the value of its total assets.

Proposed Restrictions:

         1. THE FUND MAY LEND OR BORROW MONEY TO THE EXTENT PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940 OR THE RULES OR REGULATIONS THEREUNDER, AS SUCH STATUTE, RULES OR REGULATIONS MAY BE AMENDED FROM TIME TO TIME.

         2. THE FUND MAY PLEDGE, MORTGAGE OR HYPOTHECATE ANY OF ITS ASSETS TO THE EXTENT PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940 OR THE RULES OR REGULATIONS THEREUNDER, AS SUCH STATUTE, RULES OR REGULATIONS MAY BE AMENDED FROM TIME TO TIME.

Analysis of Proposed Change

         Under the current self-designated restrictions, each Fund may only borrow (including entering into reverse repurchase agreements) up to one-third of the value of its total assets for temporary, extraordinary, or emergency purposes, may not make any loans except to purchase short term debt obligations or enter into repurchase agreements, and may only pledge, mortgage, and hypothecate up to 33% of its net assets. Under the Proposal, these current self-designated restrictions will be replaced by two proposed restrictions.
The proposed restrictions would simply permit any lending, borrowing, and pledging, mortgaging and hypothecating of assets to the extent permitted by the 1940 Act.

         The 1940 Act presently limits a Fund's ability to borrow more than one third of the value of its total assets. The positions of the SEC staff on the ability of a mutual fund to borrow have evolved in recent years with the development of new investment practices, such as reverse repurchase agreements. While the current self-designated restriction on borrowing specifically identifies reverse repurchase agreements as a practice subject to the limitations of this policy, if new investment practices arise in the future that were considered a form of borrowing, it would not be entirely clear whether such new practices would be within the scope of the current restriction. Therefore, the proposed restriction on borrowing would revise the current restriction to allow each Fund the ability to consider engaging in new investment practices to the extent permitted by the 1940 Act as interpretations of the 1940 Act are further developed.

         Borrowing by a Fund is a form of leveraging its portfolio which will expose it to certain risks. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest received from the securities purchased with borrowed funds.

         The 1940 Act also restricts the ability of any mutual fund to lend. Under the 1940 Act a Fund may only make loans if expressly permitted to do so by the Fund's investment policies; and may not make loans to persons who control or are under common control with the Fund. Thus, the 1940 Act effectively prohibits a Fund from making loans to certain persons where conflicts of interest or undue influence are most likely present. As the proposed restrictions would prohibit lending made impermissible by the 1940 Act, the Funds would be prohibited from making such loans. However, if in the future a Fund were to decide that it would be advantageous to have the opportunity to make loans within the restrictions of the 1940 Act, under the proposed restriction the Funds would be positioned to make such a loan. Under the current self-designated restriction, a Fund could only make such a loan if the loan was to purchase debt obligations or enter into repurchase agreements. If for any other purpose, the Fund presently could not take advantage of the opportunity.

         The 1940 Act, and in particular certain liquidity restrictions, limits a Fund's ability to pledge, mortgage or hypothecate its assets. To the extent that pledged assets are encumbered for more than seven days, such assets would be considered illiquid and, therefore, each Fund's use of such techniques would be limited to 15% of net assets. Additionally, under the 1940 Act, a Fund is limited to pledging, mortgaging or hypothecating no more than one-third of its assets. Each Fund desires the ability to consider using portfolio management techniques involving pledging, mortgaging or hypothecating assets to the full extent presently permitted by the 1940 Act. Each Fund also desires the flexibility to adapt to new conditions if present limitations on pledging, mortgaging or hypothecating of assets are modified.

         If approved, each Fund will adopt the proposed restriction as fundamental and the current self-designated restrictions will be reclassified as nonfundamental restrictions. The Funds will continue to operate under these nonfundamental restrictions until such time as the Board of Trustees decides to eliminate the nonfundamental restrictions. The Board of Trustees has no such present intention.

Required Vote and Board of Trustees' Recommendation

         Approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of a Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restrictions addressed by this element will remain fundamental. The Board of Trustees has considered various factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.

  THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS THAT
             SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS
                                DESCRIBED ABOVE.

2.       PROPOSED CHANGE IN RESTRICTION REGARDING UNDERWRITING OF SECURITIES

Current Self-Designated Restriction:

         Each Fund may not:

                 (11) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

Proposed Restriction:

                 4. The Fund may underwrite securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Analysis of Proposed Change

         Each Fund's current restrictions generally prohibit the underwriting of securities. Under the Proposal this current self-designated restriction will be replaced by a more flexible proposed restriction. The proposed restriction would allow underwriting of securities to the extent permitted by the 1940 Act.

         At present, the 1940 Act prohibits a diversified mutual fund from underwriting securities in excess of 25% of its total assets. Therefore, under the proposed restriction, each Fund would be prohibited by statute from underwriting securities in an amount in excess of 25% of its portfolio. At present, the Investment Manager is unaware of any underwriting activities that would be desirable or appropriate for either of the Funds. The Board of Trustees believes, however, that replacement of the current self-designated restriction will enable each Fund to avoid future situations where a fundamental restriction will prevent the Funds, absent another shareholder vote, from taking advantage of new opportunities that appear to be both legally permissible and advantageous to shareholders. Under the proposed restriction each Fund would have the ability in the future, if the regulatory or market environments change, to avail themselves of such opportunities.

         If approved, each Fund will adopt the proposed restriction as fundamental, and the current self-designated restriction will be reclassified as a nonfundamental restriction. The Funds presently intend to continue to operate under the nonfundamental restriction until such time as the Board of Trustees decides to eliminate the nonfundamental restriction. The Board of Trustees has no such present intention.

Required Vote and Board of Trustees' Recommendation

         Approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of a Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is not approved with respect to a Fund, the current self-designated restriction addressed by this element will remain fundamental. The Board of Trustees has considered various factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.


  THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS THAT
             SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS
                                DESCRIBED ABOVE.


3.       PROPOSED CHANGE IN RESTRICTION REGARDING CONCENTRATION OF A FUND'S
         INVESTMENTS

Current Self-Designated Restriction:

         Each Fund may not:

                 (2) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry. Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.
Proposed Restriction:

                 3. Each Fund may not concentrate investments in a particular industry or group of industries, or within one state (except with respect to the Total Bond Market Index Fund and the Short Term Bond Market Index Fund, to the extent that the index which each Fund seeks to track is also so concentrated) as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Analysis of Proposed Change

         The current self-designated restriction specifically limits a Fund's investments to less than 25% of a Fund's total assets in a particular industry. Under the Proposal, this current self-designated restriction will be replaced by a more flexible proposed restriction. The proposed restriction would continue to prevent each Fund from "concentrating" its investments in a single industry or in a state, except if the Index that the Fund tracks is "concentrated" in a particular industry or state. Further, to provide flexibility, the concept of "concentration" in a Fund's proposed restriction is articulated so as to always track the current meaning of "concentration" under the 1940 Act.

         At present, "concentration" is generally interpreted under the 1940 Act in a manner consistent with each Fund's current self-designated restriction (25% or more). However, in order to achieve greater flexibility (if for instance the percentage limitation were to be changed by the SEC), the proposed restriction would eliminate the specific percentage reference and instead define the term "concentration" with respect to the meaning conferred under the 1940 Act. Because the present interpretation of the percentage limit of "concentration" under the 1940 Act is the same as the current concentration restriction, it is not expected that there would be any immediate impact on a Fund's operations as a result of approving this aspect of the proposed concentration restriction. Any future change in operations would occur only if the SEC staff changed its interpretation of what constitutes "concentration."

         In addition, each Fund has reserved the freedom of action to be "concentrated" when the Index it seeks to track is "concentrated." In order to more fully employ the indexing strategy proposed for each Fund, the Investment Manager must have the flexibility to concentrate a Fund's portfolio to the same extent the relevant Index is concentrated. To retain that flexibility under guidelines of the SEC staff, the Funds are required to reserve that freedom of action in their fundamental policy and have therefore proposed to do so.

         If approved, each Fund will reclassify the current self-designated restriction as nonfundamental. The Funds presently intend to continue to operate under the nonfundamental restriction until such time as the Board of Trustees decides to eliminate the nonfundamental restriction. The Board of Trustees has no such present intention.

Required Vote and Board of Trustees' Recommendation

         Approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of a Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restriction addressed by this element will remain fundamental. The Board of Trustees has considered various factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.


  THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS THAT
            SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS
                                DESCRIBED ABOVE.

4.       PROPOSED CHANGE IN RESTRICTION REGARDING INVESTMENT IN "ILLIQUID
         SECURITIES"

Current Self-Designated Restriction:

         Each Fund may not:

                 (3) Invest more than 10% of the total value of its assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

Analysis of Proposed Change

         The current self-designated restriction limits investments in "illiquid securities" (securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) to 10% of each Fund's total assets. Under the Proposal, the current self-designated restriction will be eliminated.

         The current self-designated restriction is based on past requirements of the SEC. As explained above, from 1969 until 1992, a mutual fund could invest no more than 10% of its net assets in "illiquid securities" under an SEC interpretation. In 1992, the SEC raised the percentage limit to 15% of a mutual fund's net assets. Unfortunately, the Funds had adopted a fundamental self-designated restriction limiting their investments to 10% of total assets. As a result the Funds have been unable to avail themselves of potentially advantageous investment opportunities allowed by the change in the SEC's restrictions.

         By eliminating the current self-designated restriction, the Funds will be able to take advantage of investment opportunities currently unavailable to them. Further, the Funds will be able to take advantage of any future changes in the percentage limitations on investment in illiquid securities. Shareholders will continue to be protected by the requirements of the SEC, and, should the SEC in the future decide to tighten the limits on investments in illiquid securities (for example, to 5% of net assets), elimination of the Funds' current self-designated restriction would reduce confusion between the Funds' policy (10% of total assets currently) and the hypothetical SEC limitation (e.g., 5% of net assets).

Required Vote and Board of Trustees' Recommendation

         Approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of a Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restriction addressed by this element will remain fundamental. The Board of Trustees has considered various factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.

  THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS THAT
             SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS
                                DESCRIBED ABOVE.


5. PROPOSED CHANGE IN RESTRICTION REGARDING PURCHASING SECURITIES IN WHICH CERTAIN AFFILIATED PERSONS ALSO INVEST

Current Self-Designated Restriction:

         Each Fund may not:

                 (4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

Analysis of Proposed Change

         This current self-designated restriction prohibits a Fund from purchasing or retaining securities of issuers if Trustees, Trust officers or certain other affiliated persons own more than a specific percentage of that issuer's securities. Under the Proposal the current self-designated restriction will be eliminated.

         This current self-designated restriction is based on a Blue Sky position taken by certain administrators of state securities laws that have been preempted by Federal law under recent Federal legislation. The 1940 Act does not require the current self-designated restriction to be fundamental and does not flatly prohibit such transactions. The 1940 Act does, however, have strict prohibitions on and requirements regarding many forms of transactions with affiliated persons (such as the Trustees and officers of a Fund). Further, the Investment Manager (which is an affiliated person of the Funds) maintains a code of ethics to monitor transactions with each Fund and to provide a measure of protection against improper transactions that may be perceived to be inconsistent with the Funds' and their shareholders' best interests.

Required Vote and Board of Trustees' Recommendation

         Approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of a Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restriction addressed by this element will remain fundamental. The Board of Trustees has considered various factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.


  THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS THAT
             SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS
                                DESCRIBED ABOVE.




6. PROPOSED CHANGE IN RESTRICTION REGARDING INVESTMENT IN COMMODITIES AND REAL ESTATE

Current Self-Designated Restriction:

         Each Fund may not:

                 (5) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

Proposed Restriction:

                 5. The Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Analysis of Proposed Change

         The current self-designated restriction entirely prohibits a Fund from purchasing or selling commodities or real estate, except for certain purchases and sales of futures and options contracts. Under the Proposal this current self-designated restriction will be replaced by a more flexible proposed restriction. The proposed restriction would permit investment in commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act.

         Because of the Funds' investment objectives and the nature of commodities, commodities futures and real estate it is unlikely, if the proposed restriction is approved, that a Fund could make such investments beyond the limit of the current self-designated restriction. However, each Fund would like the ability to consider using these investment techniques consistent with any future changes in the 1940 Act, as interpretations of the 1940 Act are further developed, or if the opportunity arises to invest in such an instrument that is consistent with the Funds' investment objectives and policies.

         A futures contract is an agreement to buy or sell a specific amount of a commodity or a financial instrument at a particular price on a stipulated future date. To the extent the Funds were to invest in such instruments they would be exposed to certain risks associated with such instruments, namely that the underlying commodity or instrument would be worth less or more than expected at the time of settlement. Financial futures may be used to hedge a portfolio against adverse fluctuations in interest rates and because such contracts usually move under the influence of interest rates, if interest rates move adversely to the expectations of the Investment Manager, a Fund would likely suffer a loss on such instrument.

         If approved, each Fund will adopt the proposed restriction as fundamental, and the current self-designated restriction will be reclassified as a nonfundamental restriction. The Funds presently intend to continue to operate under the nonfundamental restriction until such time as the Board of Trustees decides to eliminate the nonfundamental restriction. The Board of Trustees has no such present intention.

Required Vote and Board of Trustees' Recommendation

         Approval of this element of Proposal 3 requires the affirmative vote of the holders of a majority of a Fund's outstanding voting securities. If this element or the entire slate of Proposal 3 is disapproved with respect to a Fund, the current self-designated restriction addressed by this element will remain fundamental. The Board of Trustees has considered various factors and believes that this element of Proposal 3 will increase investment management flexibility and is in the best interests of each Fund and its shareholders.


  THE BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES, RECOMMENDS THAT
             SHAREHOLDERS VOTE "FOR" THIS ELEMENT OF PROPOSAL 3, AS
                                DESCRIBED ABOVE.


                                 OTHER MATTERS

        The Board of Trustees is not aware of any other matter which may come before the Meeting. However, should any such matters properly come before the Meeting, the persons named in the accompanying form of proxy intend to vote the proxy in accordance with their judgment on such matters.

        The Trust is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings, such as the Meeting, as required or deemed desirable by the Board of Trustees for such purposes as changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust. As of June ___, 1997, the only shareholder owning in excess of 5% of a Fund was ____________________________. Their address, in care of Schwab Investments, is 101 Montgomery Street, San Francisco, California 94104.

        Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written submissions to the principal executive offices of the Fund at Schwab Investments, 101 Montgomery Street, San Francisco, California 94104, Attention:
Secretary. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. The mere submission of a proposal does not guarantee inclusion in the proxy statement because the proposal must comply with certain federal securities regulations.

        Each Fund will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report succeeding the Annual Report (if any) to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should direct all written requests to: Frances Cole, Secretary, Schwab Investments, 101 Montgomery Street, San Francisco, California 94104, or should call Schwab Shareholder Services at 1-800-2 NO-LOAD.


              NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

        Please advise a Fund, in care of Schwab Investments, 101 Montgomery Street, San Francisco, California 94104, Attention: Secretary, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the Proxy Statement, other soliciting material, and Annual Report (or Semi-Annual Report) you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                 SCHWABFUNDS(R)



Thank you for mailing your proxy card promptly!

We appreciate your placing your trust in SchwabFunds and look forward to helping you achieve your financial goals.

EXHIBIT A

                         CURRENT FUNDAMENTAL INVESTMENT
                           RESTRICTIONS OF THE FUNDS

Under the current fundamental investment restrictions of each Fund,(1) each Fund may NOT:

          1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that, with respect to the Schwab California Long-Term Tax-Free Bond Fund, provided that no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to this 5% limitation; and, provided further, that, with respect to the Municipal Bond Funds and the Schwab California Short/Intermediate Tax-Free Bond Fund and as a matter of non-fundamental policy that may be changed by the Board of Trustees, so long as no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to the 5% limitation set forth above.

          2) Purchase securities (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except, with respect to the Schwab 1000 Fund(R), to the extent that the Schwab 1000 Index(R) is also so concentrated). Securities issued by governments or political subdivisions or authorities of governments are not considered to be securities subject to this industry concentration restriction.

          3) Invest more than 10% of the total value of its assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

          4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the Investment Manager individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

          5) Purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each Fund may
               (i) purchase securities of companies that deal in real estate or interests therein, and (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

          6) Invest for the purpose of exercising control or management of another issuer.

          7) Purchase securities of other investment companies, except as permitted by the 1940 Act.

          8) Lend money to any person, except that each Fund may (i) purchase a portion of an issue of



______________________________

(1) Some of the current fundamental investment restrictions apply not only to the Funds, but also to other series of the Trust, such as the Schwab California Long-Term Tax-Free Bond Fund.

               short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.

          9) Borrow money except from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

          10) Pledge, mortgage or hypothecate any of its assets except that to secure allowable borrowings, each Fund may do so with respect to no more than one-third of the value of its total assets (10% of net assets with respect to the Municipal Bond Funds and the California Municipal Bond Funds).

          11) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

EXHIBIT B

                         PROPOSED FUNDAMENTAL INVESTMENT
                     POLICIES AND RESTRICTIONS OF THE FUNDS

If the entire slate of the Proposal is approved, the following fundamental investment policies and restrictions will be the only fundamental investment policies and restrictions of each Fund:(2)

          1. The Fund may lend or borrow money to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

          2. The Fund may pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

          3. Each Fund may not concentrate investments in a particular industry or group of industries, or within one state (except with respect to the Total Bond Market Index Fund and the Short Term Bond Market Index Fund, to the extent that the index which each Fund seeks to track is also so concentrated) as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

          4. The Fund may underwrite securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

          5. The Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

          6. As to 75% of the Fund's assets, it may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that, with respect to the Schwab California Long-Term Tax-Free Bond Fund, provided that no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to this 5% limitation; and, provided further, that, with respect to the Municipal Bond Funds and the Schwab California Short/Intermediate Tax-Free Bond Fund and as a matter of non-




------------------------------------
(2) Fundamental investment restrictions numbered 1-5 in this Exhibit are proposed restrictions being presented to shareholders for their consideration. The Board of Trustees has determined to retain the other fundamental restrictions set forth in this Exhibit as fundamental.

               fundamental policy that may be changed by the Board of Trustees, so long as no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the Fund's total assets may be invested without regard to the 5% limitation set forth above.

          7. The Fund may not invest for the purpose of exercising control or management of another issuer.

          8. The Fund may not purchase securities of other investment companies, except as permitted by the 1940 Act.

          9. The Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

SCHWABFUNDS(R)

PROXY SERVICES
P.O. BOX 9139
FARMINGDALE, NY  11735


                     SCHWAB LONG TERM GOVERNMENT BOND FUND

                        (A SERIES OF SCHWAB INVESTMENTS)

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                         TRUSTEES OF SCHWAB INVESTMENTS


KNOW ALL BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints William J. Klipp and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on September 22, 1997 at 101 Market Street, San
Francisco, California 94105, commencing at 10:00 a.m., Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted as specified on the reverse side by the undersigned. Note: This proxy must be returned in order for your shares to be voted for you at the Meeting.

The Board of Trustees recommends a vote FOR the following matters and FOR the election of the proposed Trustees. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL SUCH MATTERS AND FOR THE ELECTION OF THE PROPOSED TRUSTEES.

--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   / /        SCHLON
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                                        DETACH THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SCHWAB LONG TERM GOVERNMENT BOND FUND

PLEASE SIGN EXACTLY AS YOUR NAME OR NAME(S) APPEAR ABOVE. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE.

VOTE ON TRUSTEES:

1. Nominees for the Board of Trustees: Charles R. Schwab, Donald F. Dorward, Robert G. Holmes, William J. Klipp, Timothy G. McCarthy, Donald R. Stephens and Michael W. Wilsey.

                         FOR    WITHHOLD    FOR ALL
                         ALL       ALL      EXCEPT
                        /  /      /  /       /  /

            To withhold authority to vote, mark "For All Except" and
                  write the nominee's name on the line below.

--------------------------------------------------------------------------------

VOTE ON PROPOSALS:

2. To approve amending the Fund's investment objective to seek to track the investment results of bond index as described in Proposal 2 of the Proxy
      Statement:

                    For            Against             Abstain
                    /  /            /  /                 /  /

3. To approve eliminating, reclassifying or amending the Fund's fundamental investment restrictions as described in Proposal 3 of the Proxy Statement:

                    For            Against             Abstain
                    /  /            /  /                 /  /

      To vote on the entire slate of Proposal 3 in the aggregate:

STOP HERE UNLESS YOU WOULD LIKE TO VOTE THE ELEMENTS OF PROSPOSAL 3
INDIVIDUALLY.

     To vote on each change separately:

       3.1  Proposed Changes to Restrictions Regarding Borrowing and Lending:

                    For            Against             Abstain
                    /  /            /  /                 /  /

       3.2  Proposed Change in Restriction Regarding Underwriting of Securities:

                    For            Against             Abstain
                    /  /            /  /                 /  /

       3.3  Proposed Change in Restriction Regarding Concentration of a Fund's
            Investments:

                    For            Against             Abstain
                    /  /            /  /                 /  /

       3.4 Proposed Change in Restriction Regarding Investment in "Illiquid Securities":

                    For            Against             Abstain
                    /  /            /  /                 /  /

       3.5 Proposed Change in Restriction Regarding Purchasing Securities in Which Certain Affiliated Persons Also Invest:

                    For            Against             Abstain
                    /  /            /  /                 /  /

       3.6 Proposed Change in Restriction Regarding Investment in Commodities and Real Estate:

                    For            Against             Abstain
                    /  /            /  /                 /  /

AS TO ANY OTHER MATTER, SAID ATTORNEYS SHALL VOTE IN ACCORDANCE WITH THEIR JUDGMENT.


------------------------  -----------      ------------------------  ----------
Signature [PLEASE SIGN    Date             Signature (Joint Owners)  Date
WITHIN BOX]

SCHWABFUNDS(R)

PROXY SERVICES
P.O. BOX 9139
FARMINGDALE, NY  11735


                     SCHWAB SHORT INTERMEDIATE GOVERNMENT BOND FUND

                        (A SERIES OF SCHWAB INVESTMENTS)

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                         TRUSTEES OF SCHWAB INVESTMENTS


KNOW ALL BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints William J. Klipp and Frances Cole, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on September 22, 1997 at 101 Market Street, San
Francisco, California 94105, commencing at 10:00 a.m., Pacific time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted as specified on the reverse side by the undersigned. Note: This proxy must be returned in order for your shares to be voted for you at the Meeting.

The Board of Trustees recommends a vote FOR the following matters and FOR the election of the proposed Trustees. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL SUCH MATTERS AND FOR THE ELECTION OF THE PROPOSED TRUSTEES.

--------------------------------------------------------------------------------
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   / /        SCHLON
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                                        DETACH THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SCHWAB SHORT INTERMEDIATE GOVERNMENT BOND FUND

PLEASE SIGN EXACTLY AS YOUR NAME OR NAME(S) APPEAR ABOVE. IF SIGNING IS BY ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE.

VOTE ON TRUSTEES:

1. Nominees for the Board of Trustees: Charles R. Schwab, Donald F. Dorward, Robert G. Holmes, William J. Klipp, Timothy G. McCarthy, Donald R. Stephens and Michael W. Wilsey.

                         FOR    WITHHOLD    FOR ALL
                         ALL       ALL      EXCEPT
                        /  /      /  /       /  /

            To withhold authority to vote, mark "For All Except" and
                  write the nominee's name on the line below.

--------------------------------------------------------------------------------

VOTE ON PROPOSALS:

2. To approve amending the Fund's investment objective to seek to track the investment results of bond index as described in Proposal 2 of the Proxy
      Statement:

                    For            Against             Abstain
                    /  /            /  /                 /  /

3. To approve eliminating, reclassifying or amending the Fund's fundamental investment restrictions as described in Proposal 3 of the Proxy Statement:

                    For            Against             Abstain
                    /  /            /  /                 /  /

      To vote on the entire slate of Proposal 3 in the aggregate:

STOP HERE UNLESS YOU WOULD LIKE TO VOTE THE ELEMENTS OF PROSPOSAL 3
INDIVIDUALLY.

     To vote on each change separately:

       3.1  Proposed Changes to Restrictions Regarding Borrowing and Lending:

                    For            Against             Abstain
                    /  /            /  /                 /  /

       3.2  Proposed Change in Restriction Regarding Underwriting of Securities:

                    For            Against             Abstain
                    /  /            /  /                 /  /

       3.3  Proposed Change in Restriction Regarding Concentration of a Fund's
            Investments:

                    For            Against             Abstain
                    /  /            /  /                 /  /

       3.4 Proposed Change in Restriction Regarding Investment in "Illiquid Securities":

                    For            Against             Abstain
                    /  /            /  /                 /  /

       3.5 Proposed Change in Restriction Regarding Purchasing Securities in Which Certain Affiliated Persons Also Invest:

                    For            Against             Abstain
                    /  /            /  /                 /  /

       3.6 Proposed Change in Restriction Regarding Investment in Commodities and Real Estate:

                    For            Against             Abstain
                    /  /            /  /                 /  /

AS TO ANY OTHER MATTER, SAID ATTORNEYS SHALL VOTE IN ACCORDANCE WITH THEIR JUDGMENT.


------------------------  -----------      ------------------------  ----------
Signature [PLEASE SIGN    Date             Signature (Joint Owners)  Date
WITHIN BOX]